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                                                                   Exhibit 10.35

                                BCP FUNDING, LLC
                         c/o Boston Capital Corporation
                                One Boston Place
                              Boston, MA 02108-4405

                                February 23, 2004

CERTIFIED MAIL
RETURN RECEIPT REQUESTED

Arlington Street RE, Inc.
c/o Holland & Knight LLP
10 St. James Avenue
Boston, Massachusetts 02116
Attn: William F. Machen, Esq.

                      RE: ELECTION TO EXTEND MATURITY DATE

Ladies and Gentlemen:

     Reference is made to the Loan Agreement dated May 31 2003 ("Loan Agreement") between BCP Funding LLC, a Delaware limited liability company ("Borrower") and you, as agent for the Lenders named therein. Please consider this formal written notice that the Borrower hereby elects to extend the Maturity Date of the Loan for one additional period of six months from May 31 2003 to November 30, 2004 as provided in the Loan Agreement.

     By its authorized signature below, Borrower hereby represents, warrants and certifies to Agent and Lenders that there is currently outstanding no Default or Event of Default.

     All capitalized terms used herein shall have the meanings defined in the Loan Agreement.

                           Very truly yours,

                           BCP FUNDING, LLC, by Boston Capital
                           Companion Limited Partnership, Sole Member,
                           Boston Capital Partners II Corporation, sole General Partner


                           By:    /s/ Jeffrey H. Goldstein
                                  ----------------------------
                           Name:  Jeffrey H. Goldstein
                           Title: Senior Vice President and Treasurer